December 31, 2001

Dear Fellow Shareholders:

     The Meehan Focus Fund's results from its second fiscal year (October 31, 2001) and from inception (December 10, 1999) are shown below with comparable results for leading market indexes:

-----------------------------------------------------------------------------------------
                            Past Fiscal Year     Cumulative Since      Annualized Return
                           November 1, 2000--       Inception--         From Inception--
                            October 31, 2001     December 10, 1999    December 10, 1999--
                                                                       October 31, 2001
-----------------------------------------------------------------------------------------
MEEHAN FOCUS FUND                  (4.60%)            (0.82%)                (0.43%)
-----------------------------------------------------------------------------------------
S&P 500                           (24.90%)           (23.03%)               (12.90%)
-----------------------------------------------------------------------------------------
NASDAQ                            (49.70%)           (52.97%)               (32.87%)
-----------------------------------------------------------------------------------------

     Until the tragic events of September  11, 2001,  the Fund's Net Asset Value
(NAV) had a gain although the major market indexes were showing significant losses. The Attack on America had an immediate negative effect on practically all equity investments, including the Fund's investments. As of October 31, 2001, the Fund had not fully recovered from that shock to the equity markets, and the Fund's NAV was $11.83. However, the recovery that commenced in October has continued for the past two months. For example, the Fund's NAV was $12.98 as of November 30, 2001, meaning the Fund was showing a gain for the calendar year to date. The NAV of the Fund as of December 28, 2001 is $13.66, which means that the Fund actually has a significant positive return for calendar year 2001 despite the fact that the S&P 500 and the NASDAQ indexes continue to show double digit losses for the calendar year. However, past performance does not guarantee future results.

     The Fund's investments are managed in a disciplined and focused manner, and our goal remains long-term capital appreciation. We remain fully invested. We attempt to purchase stocks in quality companies at reasonable prices and then wait patiently for the market to recognize their value. In the weeks following September 11th, we did not panic as the markets tanked. We sold none of our holdings in the immediate aftermath. We believed that the market would recover and that our stocks would do well in the future.

December 31, 2001
Page 2


     Since its inception, the Fund has had no redemptions by shareholders (except for required IRA-related transactions) which allows the Fund to operate efficiently. We also managed our sale of portfolio securities over the past fiscal year so that there are no capital gain distributions which will have to be accounted for at the end of the year, although the Fund has significant unrealized capital gains. In addition, there will be no taxable dividend distribution this year.

     In recent months, the Fund has added a number of stocks to our portfolio, including Pfizer, EMC, and Tiffany. We also continue to add to many of our existing holdings when their prices decline if we believe they present good value.

PORTFOLIO REVIEW
----------------

     The Fund's Schedule of Investments, which is attached, identifies the stocks we held and their market value as of October 31, 2001. Our Fund held 32 positions and over 90% of the Fund's assets were invested in twenty-five stocks. Our top ten holdings, which represented more than 47% of the Fund were as follows:

     Company                              % of Fund
     -------                              ---------

     1.   Berkshire Hathway                     9.21
     2.   Progressive Corp.                     5.43
     3.   Office Depot                          4.79
     4.   AT&T Liberty Media                    4.58
     5.   Catellus Dev. Corp.                   3.95
     6.   Goodyear Tire                         3.94
     7.   Trizac Hahn                           3.88
     8.   Hubbell B                             3.85
     9.   MONY, Inc.                            3.83
     10.  Adaptec, Inc.                         3.59
                                              ------
                                               47.05

     As of October 31, 2001, seven of our top ten holdings showed gains with AT&T Liberty Media, Goodyear, and Trizac Hahn being the exceptions. However, we expect these three stocks will eventually produce gains for the Fund. It is our practice to regularly reevaluate all companies owned by the Fund in deciding whether to continue to hold or add to them. We believe the Fund's downside risk is less than the overall market because most of the companies owned by the Fund have earnings and many were purchased at depressed prices. To date, the Fund has achieved excellent results on a relative basis as compared to the major indexes, and we will strive to achieve excellent results on an absolute basis over the long term.

December 31, 2001
Page 3


BRIEF DISCUSSION OF THREE OF OUR HOLDINGS
-----------------------------------------

                         Office Depot - Adaptec - Pfizer
                         ------------   -------   ------

     All three stocks were purchased for the Fund during the past fiscal year. Below we show the average price per share, the market price as of October 31, 2001, and the percentage change in the price of these shares since their purchase. As the chart below shows, two of these holdings, Adaptec and Office Depot, have generated substantial gains for the Fund, and Pfizer, had a relatively small gain as of the end of the fiscal year.

     ---------------------------------------------------------------------------
                                 Average Price    October 31, 2001    Percent
                                 per Share        Market Price        Increase
                                                  per Share
     ---------------------------------------------------------------------------
     Office Depot, Inc.              $9.58             $13.60           42.0%
     ---------------------------------------------------------------------------
     Pfizer, Inc.                   $39.68             $41.90            5.6%
     ---------------------------------------------------------------------------
     Adaptec                         $8.91             $12.05           35.26%
     ---------------------------------------------------------------------------

     The Fund began accumulating its position in Office Depot in the winter of 2001 and steadily increased its position to 45,000 shares. The Fund paid an average of $9.58 per share, and the stock closed at 13.60 on October 31, 2001. Three years ago Office Depot stock was selling in the low to mid twenties but the stock lost more than half of its value when the office supplies industry was faced with cut-throat pricing pressures which hurt the entire industry. Over the past year and a half, Office Depot has been engaged in a major restructuring that included closing numerous stores, lay offs, and investing heavily in adding broad band internet access to it stores. The restructuring has helped significantly, and the company is on the road to improved profitability. Current management of Office Depot revitalized the company, and we believe that the stock has significant upside from its October 31, 2001 price.

     Pfizer was added to the portfolio in the fall of 2001 and we expect solid performance from this company which is a global pharmaceutical and consumer products company. Pfizer's leading drugs include the cholesterol drug Lipitor, the anti depressant Zoloft, and Viagra, and none go off patent for years. Pfizer's research department continues to develop innovative medicines, and Pfizer appears to have the strongest pipeline of new drugs in the industry. We were able to buy Pfizer at the market multiple of its earnings, and Pfizer grows its earnings much faster than the market. We expect Pfizer to move past $50 a share by 2003. Recently, Pfizer has reaffirmed its projections for earnings growth next year despite the fact that other drug manufacturers have indicated that they see no growth in profits.

     Adaptec is a technology stock we began purchasing early in the fiscal year after its price had come down to single digits from a high of $63.60 in early 2000. Even in today's difficult environment for technology companies, Adaptec is expected to earn money next year

December 31, 2001
Page 4


and even more in the years to follow. Adaptec is a leader in the SCSI (Small Computer System Interface) technology and produces technology solutions for desktop computers. Adaptec is a relatively small company with a market capitalization under $1 billion when we started purchasing it. Over the past two months, the price of Adaptec has moved higher, and we expect Adaptec will continue to do better as the economy and technology sector recover in 2002 and 2003.

CONCLUSION
----------

     We appreciate your confidence in the management of the Fund, and we look forward to continued growth and success. The Fund now has a NASDAQ symbol :
-MEFOX-, and you can check the Net Asset Value on a daily basis over the internet, just as you would any stock, by typing in the Fund's symbol in most stock quote retrieval programs. The Fund's year-end statements will be mailed in a few days. Please contact us if you have any questions regarding the status of your investment in the Fund.

                                        Sincerely yours,

                                        /s/ Thomas P. Meehan

                                        Thomas P. Meehan
                                        President and
                                        Portfolio Manager

 Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index *

                               [GRAPHIC OMITTED]

                           Fund           NASDAQ           S&P 500
                                                        Total Return

         12/10/99         10,000          10,000            10,000
         12/31/99         10,380          11,322            10,441
         01/31/00          9,738          10,963             9,916
         02/29/00          8,762          13,068             9,728
         03/31/00         10,105          12,723            10,680
         04/30/00         10,155          10,741            10,359
         05/31/00         10,322           9,462            10,146
         06/30/00          9,563          11,035            10,396
         07/31/00          9,588          10,481            10,234
         08/31/00         10,255          11,703            10,869
         09/30/00          9,946          10,219            10,296
         10/31/00         10,397           9,375            10,252
         11/30/00          9,930           7,228             9,444
         12/31/00         10,530           6,874             9,490
         01/31/01         10,891           7,715             9,827
         02/28/01         10,623           5,987             8,931
         03/31/01          9,994           5,120             8,365
         04/30/01         10,832           5,888             9,015
         05/31/01         11,117           5,872             9,075
         06/30/01         11,126           6,013             8,854
         07/31/01         11,360           5,640             8,767
         08/31/01         11,168           5,023             8,218
         09/30/01          9,776           4,170             7,555
         10/31/01          9,918           4,703             7,699

            Past performance is not predictive of future performance

                                         ANNUALIZED TOTAL RETURN

                                      ONE YEAR            SINCE INCEPTION
                                   ENDING 10/31/01          (12/10/99)**
                                   ---------------          ------------
MEEHAN FOCUS FUND                      (4.60%)                 (0.43%)
S&P 500 TOTAL RETURN INDEX            (24.90%)                (12.90%)
NASDAQ COMPOSITE INDEX                (49.84%)                (32.87%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

** The Meehan Focus Fund commenced operations on December 10, 1999

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                         ---------     -----
COMMON STOCK -- 96.59%
AEROSPACE -- 1.68%
Goodrich Corp.                                             10,100   $    215,635
                                                                    ------------

AUTOMOBILE MANUFACTURERS, PARTS & EQUIPMENT -- 1.67%
Visteon Corp.                                              18,000        214,200
                                                                    ------------

BUILDING -- .42%
USG Corp.                                                  10,000         53,900
                                                                    ------------

COMPUTER HARDWARE & ELECTRONIC EQUIPMENT -- 13.12%
EMC Corp.*                                                 30,000        369,600
Hubbell, Inc. Class B                                      18,000        491,760
Micros Systems, Inc.*                                      17,000        367,030
Vishay Intertechnology, Inc.*                              24,000        452,880
                                                                    ------------
                                                                       1,681,270
                                                                    ------------

COMPUTER SERVICES & SOFTWARE -- 4.15%
Adaptec, Inc.*                                             38,000        457,900
Roxio, Inc.*                                                5,761         73,914
                                                                    ------------
                                                                         531,814
                                                                    ------------

COMMERCIAL SERVICES -- 2.43%
Cendant Corp.*                                             24,000        311,040
                                                                    ------------

DIVERSIFIED CONGLOMERATES -- 12.31%
Berkshire Hathaway, Inc. Class B*                             500      1,177,000
Illinois Tool Works, Inc.                                   7,000        400,400
                                                                    ------------
                                                                       1,577,400
                                                                    ------------

ENTERTAINMENT -- 1.61%
General Motors Corp. Class H*                              15,000        206,250
                                                                    ------------

FOREST & PAPER PRODUCTS -- 2.79%
International Paper Co.                                    10,000        358,000
                                                                    ------------

GAS & OIL -- 1.08%
Methanex Corp.*                                            27,483        138,514
                                                                    ------------

HOTELS -- 1.54%
Hilton Hotels Corp.                                        23,000        196,880
                                                                    ------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                         ---------     -----
INSURANCE -- 9.23%
MONY Group, Inc.                                           16,200   $    488,754
Progressive Corp.                                           5,000        693,550
                                                                    ------------
                                                                       1,182,304
                                                                    ------------

MACHINERY, GENERAL INDUSTRIAL -- 2.80%
Black & Decker Corp.                                       10,850        359,027
                                                                    ------------

MEDIA -- 4.56%
Liberty Media Corp. Class A*                               50,000        584,500
                                                                    ------------

MEDICAL PRODUCTS -- 5.98%
Boston Scientific Corp.*                                   18,950        430,923
Pfizer, Inc.                                                8,000        335,200
                                                                    ------------
                                                                         766,123
                                                                    ------------

OFFICE EQUIPMENT -- 4.78%
Office Depot, Inc.*                                        45,000        612,000
                                                                    ------------

REAL ESTATE & CONSTRUCTION--10.42%
Catellus Development Corp.*                                29,300        503,960
Fleetwood Enterprises, Inc.                                33,500        335,670
TrizecHahn Corp.                                           31,000        495,690
                                                                    ------------
                                                                       1,335,320
                                                                    ------------

RETAIL -- 5.09%
Tiffany & Co.                                              10,000        233,900
Toys R Us, Inc.*                                           22,000        418,000
                                                                    ------------
                                                                         651,900
                                                                    ------------

RUBBER -- 3.93%
Goodyear Tire & Rubber Co.                                 27,000        503,010
                                                                    ------------

TELECOMMUNICATIONS -- 4.90%
IDT Corp.*                                                 11,000        121,550
IDT Corp. Class B*                                         11,000        109,450
Price Communications Corp.*                                 6,500        117,975
Verizon Communications, Inc.                                5,600        278,936
                                                                    ------------
                                                                         627,911
                                                                    ------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                         ---------     -----
TRANSPORTATION -- 2.10%
Burlington Northern Santa Fe Corp.                         10,000        268,700
                                                                    ------------


      TOTAL COMMON STOCK (COST $12,504,320)                           12,375,698
                                                                    ------------

SHORT TERM -- 3.16%
Evergreen Money Market Trust  CL Y (Cost $405,549)        405,549        405,549
                                                                    ------------



      TOTAL INVESTMENTS (COST $12,909,869) -- 99.75%                  12,781,247
      OTHER ASSETS LESS LIABILITIES -- .25%                               31,958
                                                                    ------------
                            NET ASSETS -- 100.00%                   $ 12,813,205
                                                                    ============

* Non-income producing investment.

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market (identified cost $12,909,869) (note 1)   $ 12,781,247
   Receivables:
      Dividends and interest                                              6,212
      Fund share subscriptions                                           42,075
                                                                   ------------
         Total asset assets                                          12,829,534
                                                                   ------------

LIABILITIES:
   Payables:
      Due to Advisor (Note 4)                                            16,329
                                                                   ------------
         Total liabilities                                               16,329
                                                                   ------------

NET ASSETS                                                         $ 12,813,205
                                                                   ============

NET ASSETS CONSIST OF:
   Common stock (100,000,000 shares of $.0001 par value
      authorized, 1,082,917 shares outstanding) (note 2)           $        108
   Additional capital paid-in                                        13,166,774
   Accumulated net realized loss on investments                        (225,055)
   Net unrealized depreciation on investments                          (128,622)
                                                                   ------------

Net Assets, for 1,082,917 shares outstanding                       $ 12,813,205
                                                                   ============

Net Asset Value, offering and redemption price per share           $      11.83
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $      8,518
   Dividends                                                            178,874
                                                                   ------------
      Total investment income                                           187,392
                                                                   ------------

EXPENSES:
   Investment advisory fees (note 4)                                    115,795
   Service fees (note 4)                                                 57,898
                                                                   ------------
      Total expenses                                                    173,693
                                                                   ------------

   Net investment income                                                 13,699
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                    (224,689)
   Net change in unrealized appreciation on investments                (506,646)
                                                                   ------------
                                                                       (731,335)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   (717,636)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED     PERIOD ENDED
                                                                          OCTOBER 31,     OCTOBER 31,
                                                                             2001            2000 *
                                                                         ------------    ------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                                 $     13,699    $     41,621
   Net realized loss on investments                                          (224,689)           (366)
   Net change in unrealized appreciation (depreciation) on investments       (506,646)        378,024
                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations              (717,636)        419,279
                                                                         ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      (58,104)           (658)
                                                                         ------------    ------------

Increase in net assets from Fund share transactions (note 2)                3,623,505       9,446,819
                                                                         ------------    ------------

Increase in net assets                                                      2,847,765       9,865,440

NET ASSETS:
   Beginning of period                                                      9,965,440         100,000
                                                                         ------------    ------------
   End of period (including acumulated net investment
   income of $0 and $40,963, respectively)                               $ 12,813,205    $  9,965,440
                                                                         ============    ============

* The Meehan Focus Fund commenced operations on December 10, 1999.

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)

                                                 YEAR ENDED      PERIOD ENDED
                                                 OCTOBER 31,      OCTOBER 31,
                                                    2001             2000 *
                                                ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      12.47     $      12.00
                                                ------------     ------------

INVESTMENT OPERATIONS:
   Net investment income                                0.02             0.06
   Net realized and unrealized gain (loss) on
     investments                                       (0.59)            0.42
                                                ------------     ------------
      Total from investment operations                 (0.57)            0.48
                                                ------------     ------------

Distributions:
   From net investment income                          (0.07)           (0.01)
                                                ------------     ------------
      Total distributions                              (0.07)           (0.01)
                                                ------------     ------------

NET ASSET VALUE, END OF PERIOD                  $      11.83     $      12.47
                                                ============     ============

TOTAL RETURN                                           (4.60)%           3.97%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)         $     12,813     $      9,965
   Ratio of expenses to average net assets              1.50%            1.50% 1
   Ratio of net investment income
     to average net assets                              0.12%            0.62% 1
   Portfolio turnover rate                             50.93%           20.57%

1 Annualized
* The Meehan Focus Fund commenced operations on December 10, 1999.

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Edgemoor Capital Management, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

The fund has a capital loss carryforward of $225,055, of which $366 expires in 2008 and $224,689 expires in 2009.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended October 31, 2001 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         279,001     $  3,567,280
     Reinvestments ......................           4,505           56,942
     Redeemed ...........................             (59)            (717)
                                             ------------     ------------

     Net Increase .......................         283,447     $  3,623,505
                                             ============     ============

     Transactions in shares of the Fund for the year ended October 31, 2000 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         791,084     $  9,446,161
     Reinvestments ......................              53              658
                                             ------------     ------------

     Net Increase .......................         791,137     $  9,446,819
                                             ============     ============

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2001, were as follows:

               Purchases .............   $ 8,960,590

               Sales .................     5,811,708

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

3.   INVESTMENT TRANSACTIONS- (CONTINUED)

     At October 31, 2001, unrealized depreciation of investments for tax purposes was as follows:

               Appreciation ..........................   $ 1,267,256
               Depreciation ..........................    (1,395,878)
                                                         -----------

               Net depreciation on investments .......   $  (128,622)
                                                         ===========

     At October 31, 2001, the cost of investments for federal income tax purposes was $12,909,869.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2001, the Advisor received fees of $115,795.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the year ended October 31, 2001 the advisor received fees of $57,898.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS(CONTINUED)

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as the principal underwriter of the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through December 31, 2001.

     One of the directors and officers of the Fund is a director and officer of the Advisor.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MEEHAN MUTUAL FUNDS, INC.
WASHINGTON, D.C.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 10, 1999 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects the financial position of the Meehan Focus Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 10, 1999 to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 12, 2001